UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 21, 2024

AdTheorent Holding Company, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40116	85-3978415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 Hudson Street 13th Floor
New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 804-1359

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ADTH	The Nasdaq Stock Market
Warrants to purchase common stock	ADTHW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On June 21, 2024 (the “Closing Date”), the acquisition of AdTheorent Holding Company, Inc., a Delaware corporation (the “Company”), was completed pursuant to the terms of the previously announced Agreement and Plan of Merger, dated as of April 1, 2024 (the “Merger Agreement”), by and among Cadent, LLC, a Delaware limited liability company (“Parent”), Award Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), Novacap Cadent Acquisition Company, Inc., a Delaware corporation (“Borrower”), Novacap Cadent Holdings, Inc., a Delaware corporation (“Holdings”), and the Company. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company (the “Merger”), with the Company surviving the merger as the surviving corporation and a wholly-owned subsidiary of Parent.
Treatment of Company Common Stock
At the effective time of the Merger (the “Effective Time”), subject to the terms and conditions of the Merger Agreement, (1) each share of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive $3.21 in cash (the “per share merger consideration”), without interest, less any applicable withholding taxes, other than any shares as to which dissenters’ rights had been perfected (and not withdrawn or lost) in accordance with applicable law (which were cancelled and converted into the right to receive a payment determined in accordance with Section 262 of the Delaware General Corporation Law), and (2) each share subject to forfeiture under the terms of the Voting and Support Agreement, dated as of April 1, 2024, by and among H.I.G. Growth – AdTheorent, LLC, the Company, Parent and Merger Sub (the “H.I.G. Support Agreement”) was cancelled for no consideration in accordance with the terms of the H.I.G. Support Agreement.
At the Effective Time, 598,875 shares of Company Common Stock subject to the Escrow Agreement, dated December 22, 2021, by and among AdTheorent Holding Company, Inc., MCAP Acquisition, LLC and Continental Stock Transfer & Trust Company, as amended by the Amendment to Stock Escrow Agreement dated January 24, 2024 (the “Escrow Agreement”), were cancelled for no consideration in accordance with the terms of the Escrow Agreement.
Treatment of Company Equity Awards
Immediately prior to the Effective Time, subject to the terms and conditions of the Merger Agreement, (1) each award of restricted stock units (the “Company RSUs”) granted under the MCAP Acquisition Corporation 2021 Long-Term Incentive Plan, adopted on December 21, 2021, as amended (the “Company RSU Plan”) that was outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive a cash payment in an amount, without interest thereon and subject to applicable withholding taxes, equal to the product of (x) the per share merger consideration and (y) the total number of shares of Company Common Stock subject to such award of Company RSUs as of immediately prior to the Effective Time, and (2) each award of company stock options (the “Company Stock Options”) granted under the AdTheorent Holding Company, LLC 2017 Interest Option Plan (the “Company Option Plan”) that was outstanding immediately prior to the Effective Time was automatically cancelled and converted into the right to receive a cash payment in an amount, without interest thereon and subject to applicable withholding taxes, equal to the product of (i) the amount by which (A) the per share merger consideration exceeds (B) the per share exercise price of such Company Stock Options, multiplied by (ii) the total number of shares of Company Common Stock subject to such Company Stock Options as of immediately prior to the effective time, provided that if the per share exercise price equaled or exceeded the per share merger consideration, such Company Stock Options were cancelled for no consideration.

Treatment of Company Warrants
At the Effective Time, in accordance with the terms of that certain Warrant Agreement, by and between MCAP Acquisition Corporation and Continental Stock Transfer & Trust Company, dated February 25, 2021 (the “Warrant Agreement”) governing the warrants to purchase shares of Company Common Stock, which are comprised of (i) publicly held warrants (the “Company Public Warrants”) and (ii) privately-issued warrants (the “Company Private Warrants” and, together with the Company Public Warrants, the “Company Warrants”), each Company Warrant that was unexercised and outstanding as of immediately prior to the Effective Time ceased to represent the right to purchase shares of Company Common Stock and became a right of the holder thereof, upon any subsequent exercise, to receive the per share merger consideration in respect of each share of Company Common Stock for which such Company Warrant was exercisable immediately prior to the Effective Time. The exercise price for the holder of any such Company Warrant that properly exercises such Company Warrant within 30 days following June 21, 2024 will be reduced from $11.50 per share of Company Common Stock underlying a Company Warrant to $2.74 per share of Company Common Stock underlying a Company Warrant. Such reduced exercise price is calculated in accordance with Section 4.4 the Warrant Agreement and is equal to the amount of the per share merger consideration minus the Black-Scholes Warrant Value (as defined in the Warrant Agreement) of a Company Warrant as of June 20, 2024. Upon the expiration of the 30-day period following June 21, 2024, the exercise price of a Company Warrant will be equal to the exercise price of $11.50 per share of Company Common Stock set forth in the Warrant Agreement, and with such exercise price being higher than the per share merger consideration, any Company Warrant exercised after the expiration of such 30-day period will not be entitled to receive any positive amount of cash or other consideration.
No later than 3 business days following the Closing Date, Equiniti Trust Company, LLC (“Equiniti”) will mail or otherwise provide to each Registered Holder of Warrant Certificates or Uncertificated Warrants (each as defined in the Merger Agreement), (i) instructions for use in effecting the surrender of the Warrant Certificates or Uncertificated Warrants in exchange for the consideration payable in respect thereof pursuant to Section 4.4 of the Warrant Agreement, and (ii) in the case of a holder of record of a Warrant Certificate, a letter of transmittal.
At the Effective Time, 551,096 Company Warrants subject to the Escrow Agreement were cancelled for no consideration in accordance with the terms of the Escrow Agreement.
The foregoing descriptions of the Merger Agreement and of the Warrant Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and of the form of the Warrant Agreement, copies of which are filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on April 1, 2024, and as Exhibit 4.4 of Form S-1/A filed by the Company with the SEC on February 12, 2021, respectively, and are incorporated by reference herein.
Item 1.02.	Termination of a Material Definitive Agreement.

On the Closing Date, the Company prepaid in full all amounts, and terminated all commitments, outstanding under the senior secured credit facilities credit agreement, dated as of December 22, 2021, by and among AdTheorent, Inc., as borrower, AdTheorent Acquisition Corporation, AdTheorent Intermediate Holding Corporation, AdTheorent Holding Company, LLC, GRNT Merger Sub 2 LLC and the Company, each as a guarantor, the several lenders from time to time party thereto, and Silicon Valley Bank, as administrative agent, issuing lender, swingline lender and lead arranger (as amended, restated, supplemented or otherwise modified, the “Senior Secured Agreement”). Following the prepayment and termination, the Company was released from all obligations and liabilities under the Senior Secured Agreement, including all guarantees and collateral provided thereunder. No early termination penalties were incurred by the Company as a result of such prepayment and termination.
Additionally, as a result of the completion of the Merger, the Stockholders Agreement, dated as of December 22, 2021, by and among the Company, H.I.G. Growth – AdTheorent, LLC, MCAP Acquisition, LLC, and the other parties thereto, and the Amended and Restated Registration Rights Agreement, dated as of December 22, 2021, by and among AdTheorent Holding Company, Inc., MCAP Acquisition, LLC, H.I.G. Growth – AdTheorent, LLC, and the other parties thereto, automatically terminated pursuant to their terms.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The description contained under the Introductory Note above is hereby incorporated by reference into this Item 2.01.
The description of the effects of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2024 and which is incorporated herein by reference.
Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.03, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.01.
In connection with the consummation of the Merger, on June 20, 2024, the Company requested that The Nasdaq Stock Market LLC (“Nasdaq”) halt trading in Company Common Stock, and on June 21, 2024, the Company notified Nasdaq that the Company’s stockholders had approved the Merger and that the Merger had closed, and requested that Nasdaq (1) suspend trading in Company Common Stock and (2) file with the SEC a notification of delisting of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, the Company Common Stock will no longer be listed on Nasdaq. Trading in Company Common Stock on Nasdaq was halted prior to the opening of trading on the Closing Date.
Additionally, the Company intends to file with the SEC certifications on Form 15 under the Exchange Act requesting the deregistration of the Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.
Item 3.03.	Material Modification of Rights of Security Holders.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 3.03.
In connection with the Merger and at the Effective Time, holders of Company Common Stock immediately prior to such time ceased to have any rights as stockholders in the Company (other than their right to receive the per share merger consideration pursuant to the Merger Agreement).
Item 5.01.	Change in Control of Registrant.

The descriptions contained under the Introductory Note, Item 2.01, Item 3.03, Item 5.02 and Item 5.03 of this Current Report on Form 8-K are incorporated by reference into this Item 5.01.
As a result of the consummation of the Merger, a change in control of the Company occurred. Pursuant to the Merger Agreement, at the Effective Time, Merger Sub was merged with and into the Company, with the Company surviving the Merger as the surviving corporation and a wholly-owned subsidiary of Parent. The total amount of consideration payable to the Company’s equityholders in connection with the Merger was approximately $324 million. The funds used by Parent to consummate the Merger and complete the related transactions came from equity contributions and subordinated debt financing provided by certain investment funds and investment vehicles managed by Novacap Management Inc. and of debt financing provided by a group of lenders under a credit agreement by and among Borrower, as borrower, Holdings, as a guarantor, the guarantors party thereto, the lenders party thereto and Royal Bank of Canada, as administrative agent and collateral agent for the lenders.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, each of Eric Tencer, James Lawson, John Black, Kihara Kiarie, Vineet Mehra, Danielle Qi, Ben Tatta, and Shuangxiu Yu ceased to be a member of the board of directors of the Company, and any committee thereof, and Samuel Nasso, David Brassard, Alexandre Goulet, Nicholas Troiano and Gregory Coleman became the directors of the Company, effective as of the Effective Time.
On the Closing Date and in connection with the Merger, James Lawson entered into a Transition Services Agreement with Cadent (the “Transition Services Agreement”). Under the terms of the Transition Services Agreement, Mr. Lawson will continue his service with the Company in the role of President of AdTheorent, Inc. through December 31, 2024, unless extended by mutual agreement with Cadent, with no change to his existing salary or bonus compensation for the 2024 fiscal year.
Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The description contained under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.
Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety. The Third Amended and Restated Certificate of Incorporation and the Third Amended and Restated Bylaws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 8.01.	Other Events.

On June 21, 2024, the Company issued a press release announcing the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*
Agreement and Plan of Merger dated April 1, 2024 by and among Parent, Merger Sub and the Company (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on April 1, 2024).

3.1	Third Amended and Restated Certificate of Incorporation of AdTheorent Holding Company, Inc.
3.2	Third Amended and Restated Bylaws of AdTheorent Holding Company, Inc.
99.1	Press Release, dated June 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Certain schedules and exhibits have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AdTheorent Holding Company, Inc.

Date:	June 21, 2024	By:	/s/ James Lawson
James Lawson Chief Executive Officer